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                                                                    EXHIBIT 21.1

          SUBSIDIARIES OF ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

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                                                                                                    STATE OF
NAME                                                                                             INCORPORATION
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

ALEC Acquisition Sub Corp...................................................................        Delaware
Alaska Communications Systems, Inc..........................................................        Delaware
Telephone Utilities of the Northland, Inc...................................................         Alaska
Telephone Utilities of Alaska, Inc..........................................................         Alaska
PTI Communications of Alaska, Inc...........................................................         Alaska
Pacific Telecom Cellular of Alaska, Inc.....................................................         Alaska
Pacific Telecom of Alaska PCS, Inc..........................................................         Alaska
MACtel, Inc.................................................................................         Alaska
ATU Long Distance, Inc......................................................................         Alaska
ATU Communications, Inc.....................................................................         Alaska
MACtel License Sub, Inc.....................................................................        Delaware
MACtel Fairbanks, Inc.......................................................................         Alaska
MACtel Fairbanks License Sub, Inc...........................................................        Delaware
Prudhoe Communications, Inc.................................................................         Alaska
Peninsula Cellular Services, Inc............................................................         Alaska
PTINet, Inc.................................................................................        Delaware
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